UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2013

RED MOUNTAIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-54444 (Commission File Number)	27-1739487 (I.R.S. Employer Identification Number)
2515 McKinney Avenue, Suite 900 Dallas, Texas (Address of principal executive offices)		75201 (Zip Code)
(214) 871-0400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Attached to this report as Exhibit 23.1 is a consent of Cawley, Gillespie & Associates, Inc., independent petroleum engineers, consenting to the use of its reserve report for Red Mountain Resources, Inc. (the “Company”) in the Company’s Registration Statements on Form S-3 (Nos. 333-186076 and 333-188361) and Registration Statement on Form S-8 (No. 333-186064). Attached as Exhibit 99.1 is the reserve report by Cawley, Gillespie & Associates, Inc. as of June 1, 2013.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Cawley, Gillespie & Associates, Inc.
99.1	Reserve report of Cawley, Gillespie & Associates, Inc. as of June 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  August 16, 2013

RED MOUNTAIN RESOURCES, INC.

By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Cawley, Gillespie & Associates, Inc.
99.1	Reserve report of Cawley, Gillespie & Associates, Inc. as of June 1, 2013.